Exhibit 99.2

Whole Earth Brands Acquires Swerve November 10, 2020

Disclaimer Forward - Looking Statements This presentation contains forward - looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) conce rning Whole Earth Brands, Inc. (the “Company” or “Whole Earth Brands”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, tre nds, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. Forward - looking statements may be accompanied by words such as “achieve,” “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “drive,” “estimate,” “expect,” “forecast,” “future,” “grow,” “improve,” “increase,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or similar words, phrases or expressions . Examples of forward - looking statement included in this earnings release include, but are not limited to, the expected benefits (financial and others) from the Swerve transaction . Factors that could cause actual results to differ materially from those in the forward - looking statements include, but are not limited to, the Company’s ability to integrate Swerve and achieve the anticipated benefits of the transaction in a timely manner or at all ; the extent of the impact of the COVID - 19 pandemic, including the duration, spread, severity, and any recurrence of the COVID - 19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, and the extent of the impact of the COVID - 19 pandemic on overall demand for the Company’s products ; local, regional, national, and international economic conditions that have deteriorated as a result of the COVID - 19 pandemic, including the risks of a global recession or a recession in one or more of the Company’s key markets, and the impact they may have on the Company and its customers and management’s assessment of that impact ;; extensive and evolving government regulations that impact the way the Company operates ; and the impact of the COVID - 19 pandemic on the Company’s suppliers, including disruptions and inefficiencies in the supply chain . These forward - looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward - looking statements . These statements are subject to the risks and uncertainties indicated from time to time in the documents the Company files (or furnishes) with the U . S . Securities and Exchange Commission . You are cautioned not to place undue reliance upon any forward - looking statements, which are based only on information currently available to the Company and speak only as of the date made . The Company undertakes no commitment to publicly update or revise the forward - looking statements, whether written or oral that may be made from time to time, whether as a result of new information, future events or otherwise, except as required by law . Industry and Market Data In this Presentation, Whole Earth Brands relies on and refers to information and statistics regarding the sectors in which it co mpetes and other industry data. The Company obtained this information and statistics from third - party sources, including reports by market research firms. The Company has supplemented this informati on where necessary with information from its own internal estimates, taking into account publicly available information about other industry participants and its management’s best view as to inf orm ation that is not publicly available. The Company has not independently verified the accuracy or completeness of any such third - party information Use of Non - GAAP Financial Measures The company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”) . However, management believes that also presenting certain non - GAAP financial measures provides additional information to facilitate the comparison of the company’s historical operating results and trends in its underlying operating results, and provides additional transparency on how the company evaluates its business . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and in evaluating the company’s performance . The company also believes that presenting these measures allows investors to view its performance using the same measures that the company uses in evaluating its financial and business performance and trends . The company considers quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of its ongoing financial and business performance and trends . The adjustments generally fall within the following categories : constant currency adjustments, intangible asset non - cash impairments, transaction related costs, share based compensation expense, non - cash pension expenses, severance and related expenses, public company readiness and other one - time items affecting comparability of operating results . See below for a description of adjustments to the company’s U . S . GAAP financial measures included herein . Non - GAAP information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with U . S . GAAP . In addition, the company’s non - GAAP financial measures may not be the same as or comparable to similar non - GAAP measures presented by other companies . Adjusted EBITDA is not a presentation made in accordance with GAAP, and our use of the term Adjusted EBITDA may vary from the use of similarly - titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation . Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of product revenues for that period . We use Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors . In addition to Adjusted EBITDA being a significant measure of performance for management purposes, we also believe that this presentation provides useful information to investors regarding financial and business trends related to our results of operations and that when non - GAAP financial information is viewed with GAAP financial information, investors are provided with a more meaningful understanding of our ongoing operating performance . Adjusted EBITDA should not be considered as an alternative to net income or loss, operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance or cash flows as measures of liquidity . Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . 2

Whole Earth Brands Believes Swerve Offers a Compelling Strategic Fit for the Company’s Accelerated Growth 3 1 2 3 4 Strengthens Whole Earth Brands Position in the Natural Sweeteners Category With a Focus on Baking Enhances Scale and Growth of Whole Earth Brands in North America Leverages Whole Earth Brands Established Business Model and Relationships to Drive Future Topline Growth and Cost Synergies Highly Complementary Business that Provides Portfolio Diversification and Whitespace Opportunity

• Swerve’s continued strong performance enhances Whole Earth’s branded North America Net Sales to $100M, 10% share of total sweeteners (Nielsen All Channels), and natural 65% of the mix • Expected cost synergies of $2.5M to $3.0M improves margin profile and cash flow of combined business • Swerve is the fastest growing shelf stable sweetener brand across conventional grocery, growing at a CAGR of 150%+ since 2016 • Swerve enhanced by Whole Earth’s established business model and ability to rapidly gain additional distribution • Additional growth levers such as innovation, markets and channels penetration already identified • Whole Earth Brands to acquire Swerve for $80.0M, on a cash - free, debt - free basis • Purchase price represents 2.25x 2020E Net Sales, 15.0x 2020E Operating Income, 14.8x 2020E Adj. EBITDA and 9.5x run - rate synergized Adjusted EBITDA (2020E EBITDA plus run - rate synergies estimated at $2.75M) 4 Transaction Overview Swerve provides a key growth platform for Whole Earth Brands to expand its position in natural and free - from - sugar sweeteners 4 Growth Opportunity Impressive Financial Highlights Transaction Summary

Swerve Overview

Swerve is a leading, rapidly-growing, branded low/no calorie, sugar-free sweetener and baking brand in the US

COMPANY OVERVIEW

- Swerve markets convenient, low / no calorie, sugar-free sweeteners and baking mixes
- All products help consumers indulge in great-tasting baked goods without the worry of consuming sugar
- Brand built on strength of Granular and Confectioner; launched Brown Sugar and Bake & Brownie Mixes SKUs
- 2020E Net Sales of ~$36M and Adj. EBITDA[1] of ~$5M (15% Margin)



NET SALES EVOLUTION



($M)
150%+
'16A – '19A CAGR
$1.9
$5.1
$18.0
$31.4
2016A
2017A
2018A
2019A

PRODUCT PORTFOLIO OVERVIEW

Sweeteners



Granular 12oz + 48oz	Confectioner 12oz + 48oz	Brown Sugar 12oz

Baking and Brownie Mixes



11.4oz	10.6oz	9.3oz	12oz

[1]See non-GAAP reconciliation in appendix of this presentation

5

(1) Mintel (2) IRI Widespread Consumer Adoption of Minimal Sugar Diets Underway 84% of Americans actively limit sugar intake 1 45% of consumers check the number of grams of sugar in a product before buying 2 85% of consumers reduce sugar intake for health reasons 2 55% of consumers decrease sugar consumption for weight concerns 2 Swerve is Well - positioned within the Sugar Substitutes Category and Can Benefit from Key Pillars of Growth 6 Sugar substitutes category has become increasingly important as consumers become more focused on health & wellness 1 2 4 3 Natural Sugar Substitutes Category Growth Pillars Wellness Plant - Based Keto Health Management Home Baking Already a Growth Engine, Now Amplified Home = Office Home Consumption & Category Purchases In Retail Increasing Sugar Reduction 84% of Americans actively limit sugar intake 1

(1) SPINS 52WE 10/6/19: MULO + Natural + Specialty Gourmet, Shelf Stable Baking Mix & Ingredients & Flour, Shelf Stable Sweeteners (2) Kerry, Sensibly Sweet White Paper, 2018 (3) https://www.hunterpr.com/foodstudy_coronavirus/ Consumers Seek Sugar Alternatives Shelf Stable Sweeteners Shelf Stable Baking Mix & Ingredients $3.8B Category 1 $6.1B Category 1 Significant Addressable Market Opportunity to Further Target 7 Swerve is a key player within the intersection of two large and growing natural categories 1/3 of consumers link sugar with weight gain 2 46% of consumers strongly want to reduce their sugar intake 2 65% of consumers perceive cakes and pastries contain too much sugar 2 46% of consumers are baking more than before COVID - 19 3

REGULAR EXERCISE HEALTH CONSCIOUS FAMILY ORIENTED DIET - SPECIFIC • Prioritize frequent activity in lifestyle • Recognize correlation between diet and athletic performance • Seek ability to enjoy guilt - free sweets • Perfect solution for consumers craving baked goods while on restrictive diets • Swerve aligns with Keto, Paleo, Gluten - free and a variety of other diets • Proactive, healthy eaters • Actively reducing sugar intake • Understand how nutrition impacts overall well - being • Make health - focused decisions for family and themselves • Sugar - conscious parents seek ways to offer children better - for - you choices Swerve Has a Strong and Distinct Brand Equity 8 Swerve has an expanding, passionate and loyal consumer base

FEATURED IN 25+ COOKBOOKS TV APPEARANCES Increasingly Active Engagement from Swerve Community 9 Swerve builds direct relationships with the sugar - free community and healthy eaters through numerous marketing channels STRONG SOCIAL MEDIA PRESENCE

North America 50% Natural Sweetener 65% Natural Sweetener 45% 10 Acquisition’s Significant Impact on Whole Earth Brands 10 Acquisition of Swerve adds a high - growth natural sweetener brand and increases Whole Earth’s Portfolio Mix towards Branded CPG and Natural Sweeteners Whole Earth Brands Today Whole Earth Brands Tomorrow Source: Company information (1) Nielsen All Channels YTD 10.24.2020 North America 38% Portfolio Mix Brands 2020E Branded CPG 2020E North America Branded CPG 2020E Branded CPG 2020E North America Branded CPG 5.4% North America market share (1) 10.0% North America market share (1)

11 In Summary: Swerve has Strong Alignment with Whole Earth’s M&A Criteria Swerve clearly fits Whole Earth’s M&A vision to rapidly grow the company into a leader in the Health and Wellness “ free - from…” space 11 1 2 3 4 5 6 Supports Long - Term Growth Algorithm Supports Whole Earth Brands’ long - term growth aspirations Strong Brand Equity and Market Position #1 brand in natural baking sweeteners Expands Addressable Market Opportunity Swerve enables Whole Earth to enter the natural baking sweeteners market Grows Scale in North America Swerve enhances Whole Earth Brands’ North American footprint Attractive Margins and Synergy Potential Swerve has healthy margins and high growth, as well as expected synergies of $2.5M to $ 3.0M EPS Accretive in First Year EPS accretion in first full year due to attractive purchase price and clear synergies

12 Thank You!

Appendix: Reconciliation of Swerve Adjusted EBITDA 13 $ in millions 2020E GAAP Income from Operations $5.3 D&A $0.1 EBITDA $5.4